SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported): November 22, 1999 BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)
          OHIO        			333-0391101
36-1248602
 (State or Other Jurisdiction	(Commission File
(I.R.S. Employer of Incorporation)			 Number)
Identification No.)
c/o Bank One.
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
60670-0126 (Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:		312/407-1902

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated November 22, 1999.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information for the current distribution date November 22, 1999.
		Principal		Interest		Ending Balance
Cede & Co.	$6,910,026.36 	$3,327,110.74	$621,810,002.96

B.	No delinquency in payment under the Transferor Certificate, or the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated November 22, 1999

Statement to Certificateholders (Page 1 of 2)
Distribution Date:	10/20/99 	11/22/99
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000 ORIGINAL PRINCIPAL AMOUNT)
A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed
					3.510622 	3.835963
	Investor Certificate Interest Shortfall Distributed
					0.000000 	0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall
					0.000000 	0.000000
	Managed Amortization Period ? (Yes=1; No=0)
					1	1
	Investors Certificate Principal Distributed
					8.430806 	8.129443
	Principal Distribution Amount
					8.298823 	7.625747
	Maximum Principal Payment
					26.546460 	23.585244
	Alternative Principal Payment
					8.298823 	7.625747
	Principal Collections less Additional Balances
					8.298823 	7.625747
	Investor Loss Amount Distributed to Investors
					0.110958 	0.483423
	Accelerated Principal Distribution Amount
					0.021024 	0.020273
	Credit Enhancement Draw Amount
					0.00 	0.00
	Total Amount Distributed to Certificateholders (P & I)
					11.941427 	11.965405
B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
	Beginning Investor Certificate Balance
					"635,886,214.02 "	"628,720,029.32 "
	Ending Investor Certificate Balance
					"628,720,029.32 "	"621,810,002.96 "
	Beginning Invested Amount
					"644,898,966.60 "	"637,750,652.69 "
	Ending Invested Amount
					"637,750,652.69 "	"630,857,858.32 "
	Investor Certificateholder Floating Allocation Percentage
					97.3861% 	97.3579%
	Pool Factor
					0.7396706 	0.7315412
	Liquidation Loss Amount for Liquidated Loans
					"96,845.80 "	"422,060.75 "
	Unreimbursed Liquidation Loss Amount
					0.00 	0.00
C.	POOL INFORMATION
	Beginning Pool Balance
					"662,208,740.20 "	"655,057,894.79 "
	Ending Pool Balance
					"655,057,894.79 "	"648,153,949.18 "
	Servicing Fee
					"275,920.31 "	"272,940.79 "
D.	INVESTOR CERTIFICATE RATE
	Investor Certificate Rate
					5.631250% 	5.657500%
	LIBOR Rate
					5.381250% 	5.407500%
	Maximum Rate
					8.403186% 	8.628655%
E.	DELINQUENCY & REO STATUS
	Delinquent 30-59 days
	No. of Accounts
					145 	109
	Trust Balances
					"3,771,853.00 "	"3,124,253.00 "
	Delinquent 60-89 days
	No. of Accounts
					28 	42
	Trust Balances
					"790,796.00 "	"1,111,197.00 "
	Delinquent 90+ days
	No. of Accounts
					68 	70
	   Trust Balances
					"2,452,367.00 "	"2,561,902.00 "
	Delinquent 9+ Months
	    No. of Accounts
					0 	0
	   Trust Balances
					0 	0
	REO
	No. of Accounts
					0 	0
	Trust Balances
					0.00 	0.00
Statement to Certificateholders (Page 2 of 2)
Distribution Date:
						10/20/99 	11/22/99

	"IN WITNESS WHEREOF, the undersigned has caused" this Certificate to be duly executed and certifies to the best of her knowledge and belief that information is "true and correct this 17th day of November, 1999"

	"Bank One, NA"
	as Servicer
       _______________________________________

	Tracie Klein
	Vice President

	Distribution List:

	   Barbara Grosse - First National Bank of Chicago

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  _______________________________________
Name:	Barbara Grosse
Title: Vice President
Dated November 30, 1999